                                                                  EXHIBIT 10.1.3

                      AMENDMENT NO. 3 TO CREDIT AGREEMENT

     This AMENDMENT No. 3 TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of June 27, 1997, among COMMUNICATIONS & POWER INDUSTRIES, INC. (the "Borrower"), COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, CPI SUBSIDIARY HOLDINGS, INC., COMMUNICATIONS & POWER INDUSTRIES INTERNATIONAL INC., COMMUNICATIONS & POWER INDUSTRIES ASIA INC., COMMUNICATIONS & POWER INDUSTRIES ITALIA S.R.L., COMMUNICATIONS & POWER INDUSTRIES EUROPE LIMITED, COMMUNICATIONS & POWER INDUSTRIES CANADA INC., COMMUNICATIONS & POWER INDUSTRIES AUSTRALIA PTY LIMITED, CPI SALES CORP., (collectively, the "Obligors"), BANKERS TRUST COMPANY, as agent (the "Agent"), and the various lenders (the "Lenders") from time to time party to the Credit Agreement, dated as of August 11, 1995 (as the same has been amended and modified through the date hereof, the "Agreement"), among the Obligors, the Agent and the Lenders.

     WHEREAS, the Obligors, the Agent and the Lenders desire to amend certain provisions of the Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the premises and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Agreement.

     2. Effectiveness of this Amendment. This Amendment shall become effective and the Agreement shall be amended as provided herein on the first date on which the Agent receives an executed copy of this Amendment from each Obligor and the Required Lenders (the "Effective Date").

     3.   Amendments. As of the Effective Date:

     (a) The reference to "$5,000,000" contained in clause (1) of paragraph 1(a)(i) of Annex E to the Agreement (Letters of Credit) shall be amended to read "$7,500,000".

     (b) The reference to "$5,000,000" contained in clause (1) of paragraph (c) of Exhibit H to the Agreement (Form of Letter of Credit Request) shall be amended to read "$7,500,000".

     4. Representations and Warranties. Each Obligor makes, as of the Effective Date, each of the representations and warranties set forth in Section 3 of the Agreement, and such representations and warranties are, by this reference, incorporated herein as if set forth herein in their entirety, provided that references to "Loan Documents" shall, for purposes of this paragraph, be deemed to include this Amendment.
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     5.   Miscellaneous.

     (a) Except as expressly modified by this Amendment, the Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Agreement shall from and after the Effective Date be deemed to be a reference to the Agreement as amended by this Amendment.

     (b) This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                              COMMUNICATIONS & POWER
                                                INDUSTRIES, INC.


                                              By: /s/ LYNN E. HARVEY
                                                  ------------------------------
                                                  Name:  Lynn E. Harvey
                                                  Title: Chief Financial Officer
                                                         Treasurer and Secretary



                                              COMMUNICATIONS & POWER
                                              INDUSTRIES HOLDING CORPORATION


                                              By: /s/ LYNN E. HARVEY
                                                  ------------------------------
                                                  Name:  Lynn E. Harvey
                                                  Title: Chief Financial Officer
                                                         Treasurer and Secretary



                                              CPI SUBSIDIARY HOLDINGS, INC.


                                              By: /s/ LYNN E. HARVEY
                                                  ------------------------------
                                                  Name:  Lynn E. Harvey
                                                  Title: Secretary

                              COMMUNICATIONS & POWER
                              INDUSTRIES INTERNATIONAL INC.




                              By: /s/ LYNN E. HARVEY
                                 --------------------------------
                                 Name:   Lynn E. Harvey
                                 Title:  Secretary



                              COMMUNICATIONS & POWER
                              INDUSTRIES ASIA INC.




                              By: /s/ LYNN E. HARVEY
                                 --------------------------------
                                 Name:   Lynn E. Harvey
                                 Title:  Treasurer


                              COMMUNICATIONS & POWER
                              INDUSTRIES ITALIA S.R.L.




                              By: /s/ LYNN E. HARVEY
                                 --------------------------------
                                 Name:   Lynn E. Harvey
                                 Title:  (Per Power of Attorney)



                              COMMUNICATIONS & POWER
                              INDUSTRIES EUROPE LIMITED



                              By: /s/ LYNN E. HARVEY
                                 --------------------------------
                                 Name:   Lynn E. Harvey
                                 Title:  Secretary


                              COMMUNICATIONS & POWER
                              INDUSTRIES CANADA INC.




                              By: /s/ LYNN E. HARVEY
                                 --------------------------------
                                 Name:   Lynn E. Harvey
                                 Title:  Vice President

                              COMMUNICATIONS & POWER
                              INDUSTRIES AUSTRALIA
                              PTY LIMITED




                              By: /s/ LYNN E. HARVEY
                                 --------------------------------
                                 Name:   Lynn E. Harvey
                                 Title:  (Per Power of Attorney)


                              CPI SALES CORP.




                              By: /s/ LYNN E. HARVEY
                                 --------------------------------
                                 Name:   Lynn E. Harvey
                                 Title:  Secretary and Treasurer


                              BANKERS TRUST COMPANY
                              as Lender and as Agent



                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              COMMUNICATIONS & POWER
                              INDUSTRIES AUSTRALIA
                              PTY LIMITED




                              By:
                                 --------------------------------
                                 Name:
                                 Title:



                              CPI SALES CORP.




                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              BANKERS TRUST COMPANY,
                              as Lender and as Agent



                              By: /s/ MARY JO JOLLY
                                 --------------------------------
                                 Name:   Mary Jo Jolly
                                 Title:  Assistant Vice President

                              DRESDNER BANK AG,
                              New York Branch and
                              Grand Cayman Branch



                              By: /s/ THOMAS J. NADRAMIA
                                 --------------------------------
                                 Name:   Thomas J. Nadramia
                                 Title:  Vice President


                              By: /s/ BRIGITTE SACIN
                                --------------------------------
                                 Name:   Brigitte Sacin
                                 Title:  Assistant Treasurer

                                        FIRST BANK NATIONAL ASSOCIATION



                                        By  /s/ MICHAEL S. HARTER
                                           ---------------------------------
                                           Name: Michael S. Harter
                                           Title: Commercial Banking Officer

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                                        MERRILL LYNCH MORTGAGE CAPITAL



                                        By
                                           ---------------------------------
                                           Name:
                                           Title:


                                       6A

                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.



                                        By  /s/ GILLES MARCHAND
                                           ---------------------------------
                                           Name: Giles Marchand CFA
                                           Title: Authorized Signatory

                                        SENIOR DEBT PORTFOLIO

                                        By  BOSTON MANAGEMENT AND RESEARCH,
                                            as Investment Adviser



                                        By
                                           ---------------------------------
                                           Name:
                                           Title:

                                        UNION BANK OF CALIFORNIA, N.A.



                                        By  /s/ STEPHEN R. SWEENEY
                                           -------------------------------
                                           Name:  Stephen R. Sweeney
                                           Title: Vice President